[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                                   EXHIBIT 10.22

                                  ADDENDUM FIVE
                                     TO THE
                       LICENSE AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                               DELL PRODUCTS L.P.
                                       AND
                             COMMVAULT SYSTEMS, INC.

This Addendum ("Addendum") to the Software License Agreement dated December 17, 2003 (the "Agreement"), is entered into by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., (hereinafter "CommVault") a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter "Licensor") and is effective as of the 23rd day of May, 2006 (the "Effective Date")

                                    RECITALS

WHEREAS, CommVault and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain CommVault software products;

WHEREAS, CommVault and Dell wish to amend the Agreement and replace all Pricing Supplements previously agreed to and attached to the Agreements, including the initial Pricing Supplement, and as Addendum #1 dated April 26, 2004, Addendum #2 dated October 30, 2004, Addendum #3 dated May 1, 2005, and Addendum #4 dated November 15, 2005.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:

Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

         1. Any and all Pricing Supplements to the Agreement are hereby replaced in its entirety with the attached Exhibit B to this Addendum.

         2.       [***].

         3. Due in part to the [***] efforts undertaken by CommVault, the provisions of Section 13.5 of the Agreement shall no longer apply, and Section 13.5 shall hereinafter be deleted in its entirety for the sole purpose of this Addendum. This paragraph 3 does not amend the Agreement for subsequent addenda.

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.                                DELL PRODUCTS L. P.


By: /s/ David R. West                                 By: /s/ Joseph Kanicki
   -----------------------------------------              ----------------------------------------

Name: David R. West                                   Name: Joseph Kanicki
      --------------------------------------                --------------------------------------

Title: VP Marketing & Business Development            Title: Senior Manager, Dell, Inc.
       -----------------------------------                   -------------------------------------

Date: 5/22/06                                         Date: 6/6/2006
      --------------------------------------                --------------------------------------

                                    EXHIBIT B
                               PRICING SUPPLEMENT
                        TO THE SOFTWARE LICENSE AGREEMENT
                           BETWEEN DELL PRODUCTS L.P.
                           AND COMMVAULT SYSTEMS INC.

                                   FULL GALAXY

                                                                           1YR UPDATE
                                                                           PROTECTION
DELL                                                                     INCLUDES L2/L3    ENHANCED
SKU             SKU DESCRIPTION                          DELL SW COST       SUPPORT         SUPPORT      TOTAL COGS
----            ---------------                          ------------    --------------    --------      ----------
SKU1            CommServe                                  $ [***]          $ [***]         $ [***]       $ [***]

SKU2            WINDOWS/LINUX/NETWARE Media Agent          $ [***]          $ [***]         $ [***]       $ [***]
                (SAN or LAN) with 1 OS IDA

SKU3            LAN Drive Pack with SLMS (per drive)       $ [***]          $ [***]         $ [***]       $ [***]

SKU4            SAN Drive Pack with DDS and SLMS (per      $ [***]          $ [***]         $ [***]       $ [***]
                drive)

SKU5            OS IDA WINDOWS/NETWARE/LINUX               $ [***]          $ [***]         $ [***]       $ [***]

SKU6            Application IDA WINDOWS                    $ [***]          $ [***]         $ [***]       $ [***]

SKU7            OS IDA UNIX                                $ [***]          $ [***]         $ [***]       $ [***]

SKU8            Tier I UNIX Media Agent (SAN or LAN)       $ [***]          $ [***]         $ [***]       $ [***]
                with 1 OS IDA

SKU9            Tier 2 UNIX Media Agent (SAN or LAN)       $ [***]          $ [***]         $ [***]       $ [***]
                with 1 OS IDA

SKU10           Tier 1 Application IDA UNIX                $ [***]          $ [***]         $ [***]       $ [***]

SKU11           Tier 2 Application IDA UNIX                $ [***]          $ [***]         $ [***]       $ [***]

SKU12           Upgrade key to unlock Galaxy Express       $ [***]          $ [***]         $ [***]       $ [***]
                to Galaxy

SKU13           Full Advance Features Pack (AFP)           $ [***]          $ [***]         $ [***]       $ [***]
                Upgrade to CommCell Bundle

SKU14           AFP Bundle Upgrade for Media Agent         $ [***]          $ [***]         $ [***]       $ [***]

SKU15           Gridstor for CommServe                     $ [***]          $ [***]         $ [***]       $ [***]

SKU16           Gridstor for Media Agent                   $ [***]          $ [***]         $ [***]       $ [***]

SKU17           Vault Tracker for CommServe                $ [***]          $ [***]         $ [***]       $ [***]

SKU18           Vault Tracker for Media Agent              $ [***]          $ [***]         $ [***]       $ [***]

SKU19           Data Migrator for Windows 1 CPU            $ [***]          $ [***]         $ [***]       $ [***]

SKU20           Data Migrator for Windows 2+ CPU           $ [***]          $ [***]         $ [***]       $ [***]

SKU21           Extended WORM Support                      $ [***]          $ [***]         $ [***]       $ [***]

SKU22           Qsnap Open File for                        $ [***]          $ [***]         $ [***]       $ [***]
                Windows/Linux/Solaris

SKU23           Virtual Machine IDA (for Vmware or         $ [***]          $ [***]         $ [***]       $ [***]
                MSFT Virtual Machine)

SKU24           NDMP Agent 6TB                             $ [***]          $ [***]         $ [***]       $ [***]

SKU25           Direct to Disk Option (DDO) 800GB          $ [***]          $ [***]         $ [***]       $ [***]

SKU26           One Touch Server                           $ [***]          $ [***]         $ [***]       $ [***]

SKU27           One Touch Client                           $ [***]          $ [***]         $ [***]       $ [***]

SKU28           DataMigrator for Exchange                  $ [***]          $ [***]         $ [***]       $ [***]

SKU29           DM for Exchange CAL Basic                  $ [***]          $ [***]         $ [***]       $ [***]

SKU30           DataArchiver for Exchange                  $ [***]          $ [***]         $ [***]       $ [***]

SKU31           DM/DA for Exchange CAL ADVANCED            $ [***]          $ [***]         $ [***]       $ [***]

SKU32           Dell Maintenance -- $1 SKU                 $ [***]             [***]           [***]      $ [***]

SKU33           Dell Maintenance -- $10 SKU                $ [***]             [***]           [***]      $ [***]

SKU34           Dell Maintenance -- $100 SKU               $ [***]             [***]           [***]      $ [***]

SKU35           Dell Maintenance -- $1000 SKU              $ [***]             [***]           [***]      $ [***]

                                 GALAXY EXPRESS

                                                                            1YR UPDATE
                                                                            PROTECTION
DELL                                                                         INCLUDES
SKU             SKU DESCRIPTION                            DELL SW COST   L2/L3 SUPPORT    ENHANCED      TOTAL COGS
----            ---------------                            ------------   -------------    --------      ----------
SKU36           Galaxy Express Small Business Server         $ [***]         $ [***]        $ [***]       $ [***]
                Edition
                      1 Windows MediaAgent included
                      3 Application Agents included
                         (SQL, Exchange and Sharepoint
                      Single tape drive support (no
                         library support)
                      Includes 4 file system agents
                      Worm Support included

SKU37           Galaxy Express File Server Edition:          $ [***]         $ [***]        $ [***]       $ [***]
                      Galaxy Express (key code upgrade
                         capability to Galaxy)
                      1 Windows or Storage Server2003
                         MediaAgent included
                      Single tape drive support (no
                         library support)
                      Worm Support included
                      Max 13 total clients (agents)
                      Includes 4 file system agents


SKU38           Galaxy Express E-mail & Database Server      $ [***]         $ [***]        $ [***]       $ [***]
                Edition
                      1 Application Agent included
                         (Exchange, Notes, GroupWise,
                         SQL, SharePoint or Oracle)
                      Galaxy Express (key code upgrade
                         capability to Galaxy)
                      1 Windows, Storage Server2003,
                         Linux or Novell MediaAgent
                         included
                      Media Agent supports a maximum of
                         one, 2-drive library
                      Open file support included
                      Worm support included
                      Max 15 total clients (agents)
                         inclusive of coupon for 1
                         Windows Application iDA
                      Includes 4 file system agents

SKU39           Galaxy Express OLBU -- For Express only      $ [***]         $ [***]        $ [***]       $ [***]

SKU40           Galaxy Express Client Pack -- for            $ [***]         $ [***]        $ [***]       $ [***]
                Express only

SKU41           Galaxy Express LAN Drive                     $ [***]         $ [***]        $ [***]       $ [***]